UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2015

OXiGENE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-21990	13-3679168
(Commission File Number)	(IRS Employer Identification No.)

701 Gateway Boulevard, Suite 210, South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 635-7000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the annual meeting of stockholders of the Company held on May 28, 2015 (the “2015 Annual Meeting”), the Company’s stockholders approved the OXiGENE, Inc. 2015 Equity Incentive Plan (the “2015 Plan”). The Board of Directors of the Company adopted the 2015 Plan on February 26, 2015, subject to stockholder approval.

Under the 2015 Plan, up to 4,000,000 shares of our Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted thereunder in the form of incentive stock options, options, restricted and unrestricted stock awards, and other stock-based awards to employees, consultants, and directors. The 2015 Plan will also allow additional shares to be issued if awards outstanding under the OXiGENE, Inc. 2005 Stock Plan (the “2005 Plan”) are cancelled, forfeited, surrendered, or terminated for any reason whatsoever after the expiration of the 2005 Plan, provided that no more than 725,781 shares shall be added to the 2015 Plan from the 2005 Plan.

The foregoing summary of the 2015 Plan is qualified in its entirety by reference to the detailed summary of the 2015 Plan set forth in the section “Proposal No . 2 – Approval of the OXiGENE, Inc. 2015 Equity Incentive Plan” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 17, 2015, and to the full text of the 2015 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The 2015 Annual Meeting of the stockholders of the Company was held on May 28, 2015 at the New York offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Of the 26,544,934 shares of the Company’s common stock entitled to vote at the meeting, 15,152,118 shares were represented at the meeting in person or by proxy, constituting a quorum. Each of the nominees for director were duly elected and the other proposals described below were approved, except the proposal to amend OXiGENE’s Restated Certificate of Incorporation to increase from 70,000,000 shares to 100,000,000 shares the aggregate number of common stock authorized to be issued, which was not approved. The voting results are presented below.

(b)

1. The Company’s stockholders elected five members to the Board of Directors to hold office until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified. The votes regarding the election of directors were as follows:

Name	Votes For	Votes Withheld	Broker Non- Votes
David Chaplin, Ph.D.	4,073,752	1,833,663	9,244,703
Frederick W. Driscoll	4,284,184	1,623,231	9,244,703
Tamar D. Howson	4,431,963	1,475,452	9,244,703
Gerald McMahon, Ph.D.	4,422,304	1,485,111	9,244,703
William D. Schwieterman, M.D.	4,432,004	1,475,411	9,244,703

2. Approval of the 2015 Plan as described above in Item 5.02.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
4,439,128	1,400,456	67,821	9,244,713

3. Amendment of the Restated Certificate of Incorporation to increase from 70,000,000 shares to 100,000,000 shares the aggregate number of common stock authorized to be issued; not approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,060,079	5,976,399	115,640	0

4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
14,547,699	127,437	476,981	1

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

OXiGENE, Inc. 2015 Equity Incentive Plan (incorporated herein by reference to

OXiGENE, Inc.’s Registration Statement on Form S-8 (File No. 333-204500), filed with the Securities and Exchange Commission on May 28, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, Inc.

Date: May 29, 2015	/s/ Dr. William D. Schwieterman
By: Dr. William D. Schwieterman
President and Chief Executive Officer